UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024 (August 23, 2024)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

516-586-5643

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Three affiliates of the Company (Greg Schoener, Interim COO & Director; Turk Stovall, Director; Bob Weerts, Director) and two shareholders (one of whom is the brother of Greg Schoener) have agreed to advance to the Company, through a newly formed LLC (LLC) up to $500,000 in consideration of a secured convertible promissory note.

The note instrument and agreements have not been executed at this time because terms and other details have not been finalized yet; however, the group has begun advancing money to the Company. When a final agreement is executed, it will be attached as an exhibit to a Form 8-K.

Item 7.01  Regulation FD Disclosure.

On August 23 2024, the Company issued a press release entitled “Bion Reports on Finance and Leadership” which press release has been placed on the Investors page of our website.

On August 27, 2024, the Company issued a press release entitled “Bion’s Commercial Nitrogen Fertilizer Now OMRI Listed for Organic Use” which press release has been placed on the Investors page of our website.

Item 8.01 Other Matters.

Bion was notified on August 21, 2024, that OMRI had completed its review of “Bion Liquid AB 10% (bea-20131) and has determined that it is Allowed with Restrictions for use in compliance with the USDA National Organic Program (NOP), carrying the following restrictions and/or caution statements: This product contains highly soluble nitrogen and must be applied in a manner that does not contribute to the contamination of crops, soil or water. Its use must be part of an organic system plan that maintains or improves the natural resources of the operation, including soil and water quality, and comply with crop nutrient and soil fertility requirements.”

See Exhibits 10.1 “OMRI Status Notification for Bion Liquid AB 10%” and 99.2 Press Release titled “Bion’s Commercial Nitrogen Fertilizer Now OMRI Listed for Organic Use” (dated April 27, 2024)

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	OMRI Status Notification for Bion Liquid AB 10%
99.1	Press Release titled “Bion Reports on Finance and Leadership” (dated August 23, 2024)
99.2	Press Release titled “Bion’s Commercial Nitrogen Fertilizer Now OMRI Listed for Organic Use” (dated August 27, 2024)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Stephen Craig Scott
Date: August 29, 2024	Name:	Stephen Craig Scott Interim CEO